                                                                    EXHIBIT 10.2



                                    EIGHTH AMENDMENT dated as of April 14, 2004
                           (this "Amendment"), among JANUS CAPITAL GROUP INC., a Delaware corporation formerly known as Stilwell Financial Inc. (the "Borrower"), the lenders party hereto (the "Lenders") and CITIBANK, N.A., as administrative agent (in such capacity, the "Agent") and as swingline lender.

                  Reference is made to the Five-Year Credit Agreement dated December 7, 2000 (as amended, supplemented or otherwise modified from time to time, the "Five-Year Agreement"), among the Borrower, the Lenders party thereto, Wells Fargo Bank West, N.A., as documentation agent, JPMorgan Chase Bank, as syndication agent, and the Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Five-Year Agreement as amended hereby.

                  The Borrower has informed the Lenders that it intends to commence an exchange offer pursuant to which it will issue unsecured senior notes due 2014 in an aggregate principal amount not to exceed $700,000,000 in exchange for any combination of (a) its 7% senior notes due November 1, 2006 (the "2006 Notes"), together with all accrued interest and other amounts due thereunder, and (b) its 7.75% senior notes due June 15, 2009 (the "2009 Notes"), together with all accrued interest and other amounts due thereunder. In connection with such transactions, the Borrower will incur for a period of no longer than 65 days additional Indebtedness in an aggregate principal amount not to exceed $100,000,000 to pay the amount by which the price offered for the 2006 Notes and 2009 Notes in the Exchange Transaction exceeds the principal of and interest and other amounts accrued or owed with respect to such Notes.

                  The Borrower has requested that the Lenders consent to the temporary incurrence of additional Indebtedness described in the preceding paragraph and agree to amend certain provisions of the Five-Year Agreement as set forth in this Amendment, and the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to agree to such waivers and amendments on the terms and subject to the conditions set forth herein.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Amendment of Section 1.01. The following new definitions are inserted in the appropriate alphabetical in Section 1.01 of the Five-Year Agreement:

                           "'Eighth Amendment' shall mean the Eighth Amendment
                  dated as of April 14, 2004, to this Agreement."

                           "'Exchange Transaction' shall mean the issuance by
                  the Borrower of unsecured senior notes due 2014 in an aggregate principal amount not to exceed

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                  $700,000,000 in exchange for any combination of (a) its 7%
                  senior notes due November 1, 2006 (the "2006 Notes"), together with all accrued interest and other amounts due thereunder, and (b) its 7.75% senior notes due June 15, 2009 (the "2009 Notes"), together with all accrued interest and other amounts due thereunder, and the incurrence for a period not to exceed 65 days of additional Indebtedness to pay the amount by which the price offered for the 2006 Notes and 2009 Notes in the exchange exceeds the principal of and interest and other amounts accrued or owed with respect to such Notes."

                           "'Leverage Ratio' shall mean, on any date, the ratio
                  of (a) Consolidated Total Indebtedness as of such date (excluding the Secured Portion of any Indebtedness referred to in Section 6.01(a)(viii) and any Indebtedness referred to in
                  Section 6.01(a)(xii)) to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of Stilwell ended on such date (or, if such date is not the last day of a fiscal quarter, on the last day of the fiscal quarter of Stilwell most recently ended prior to such date)."

                           "'Liquid Assets' shall mean unencumbered cash, cash
                  equivalents, unused cash available under any equity monetization and/or hedging transactions described under
                  Section 6.01(a)(viii), and other readily marketable securities (it being understood that the equity of the Borrower held by any Related Subsidiary shall not qualify as 'Liquid Assets' hereunder), the value of which shall be deemed to be the amount of cash which would be realized upon prompt liquidation of such securities."

                           "'Secured Portion' shall mean, with respect to any
                  Indebtedness under Section 6.01(a)(viii), either of the following as applicable: for 'European Options', up to the present value of the put strike; or, for 'American Options', up to the strike price."

                  SECTION 2. Amendment of Section 5.08. Section 5.08 of the Five-Year Agreement is hereby amended by inserting ", (viii) (excluding the Secured Portion of any Indebtedness)" immediately after "(v)".

                  SECTION 3. Amendment of Section 6.01(a). Section 6.01(a) of the Five-Year Agreement is hereby amended as follows:


                  (a) Paragraph (viii) of Section 6.01(a) is amended to read as follows:

                                    (viii) at any time after the completion of
                           the Exchange Transaction, Indebtedness of the Borrower and its Related Subsidiaries incurred pursuant to any equity monetization and/or hedging transactions entered into with respect to shares of capital stock of DST Systems; provided that the aggregate principal amount of such Indebtedness shall not at any time exceed the greater of (x) (A) 7,424,052 multiplied by (B) the closing price on the New York Stock Exchange of a share of capital stock of DST Systems on the date any applicable equity monetization and/or hedging transaction in connection with shares of capital stock of DST Systems is

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                           entered into or (y) the current value of the collared
                           floor under such equitization and/or hedging transactions.

                  (b) Section 6.01(a)(xi) of the Five-Year Agreement is amended to read as follows:

                                    "(xi) other Indebtedness of Stilwell and its
                           Related Subsidiaries that is not secured by any Lien in an aggregate principal amount at any time outstanding that does not exceed $856,000,000 (excluding Indebtedness permitted pursuant to Section 6.01(a)(xii)) minus the aggregate principal amount of any Indebtedness outstanding under this paragraph (other than Indebtedness referred to in the parenthetical above) that shall have been repaid, prepaid, redeemed, purchased or defeased by Stilwell or any other Related Subsidiary, including any such Indebtedness of either Borrower or any Related Subsidiary of either Borrower originally owed to third parties and purchased by either Borrower or any Related Subsidiary of either Borrower (other, in each case, than Indebtedness repaid, prepaid, redeemed, purchased or defeased with the proceeds of new Indebtedness issued for the specific purpose of providing funds for any such repayment, prepayment, redemption or purchase); provided that with respect to any such Indebtedness issued or incurred to extend, renew or refinance existing Indebtedness, the principal thereof is not by its terms required to be repaid, prepaid, redeemed, purchased or defeased, in whole or in part, at the option of any holder thereof or on any date prior to the Maturity Date; provided further that the incurrence of such Indebtedness would not cause a Default or an Event of Default under any other Section of this Agreement."

                  (c) by adding a new Section 6.01(a)(xii) that reads in its entirety as follows:

                                    (xii) only during the period commencing on
                           the date of the effectiveness of the Eighth Amendment and ending 65 days thereafter, an aggregate principal amount not to exceed $100,000,000 of Indebtedness of Stilwell outstanding in connection with the Exchange Transaction.

                  SECTION 4. Amendment of Section 6.02(g). Section 6.02(g) of the Five-Year Agreement is hereby amended to read in its entirety as follows:

                           "(g) Liens on shares of the capital stock of DST
                  Systems or on any other financial instruments incorporated as part of a monetization and/or hedging transaction thereof securing Indebtedness described under Section 6.01(a)(viii);"

                  SECTION 5. Amendment of Section 6.04. Section 6.04(c)(iv) of the Five-Year Agreement is hereby amended to read in it entirety as follows:

                           "(iv) Stilwell may (x) sell the common stock of DST
                  Systems for cash, (y) exchange the common stock of DST Systems for the common stock of publicly-traded entity whose senior unsecured non-credit enhanced long-term indebtedness for borrowed money is rated Baa3 or better by Moody's Investors Service or BBB- by Standard and Poor's, in either case to a third party buyer that

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                  is not an Affiliate of Stilwell, or (z) sell, transfer,
                  encumber, or otherwise dispose of the common stock of DST Systems pursuant to any equity monetization and/or hedging transactions as described under Section 6.01(a)(viii)."

                  SECTION 6. Amendment to Section 6.06. Section 6.06 of the Five-Year Agreement is hereby amended by inserting the following language at the beginning of the Section:

                           "Except with respect to any equity monetization
                  and/or hedging transactions as described under Section 6.01(a)(viii),"

                  SECTION 7. Amendment of Section 6.09. Section 6.09 of the Five-Year Agreement is hereby amended to read in its entirety as follows:

                           "SECTION 6.09. Limitation on Investment in JCG
                  Partners. Except for any contributions or other transfers of call and/or put options to JCG Partners in connection with the Exchange Transaction, such Borrower shall not make, or permit any Related Subsidiary to make, any loans, advances or capital contributions to, or other investments of any kind in, JCG Partners or any of its subsidiaries, except that JCG Inc. may make regularly scheduled payments of interest and principal in respect of any Indebtedness of JCG Inc. that shall have been purchased or otherwise acquired by JCG Partners from third parties."

                  SECTION 8. Representations, Warranties and Agreements. The Borrower hereby represents and warrants to and agrees with each Lender and the Agent that:

                  (a) The representations and warranties of the Borrower set forth in Article III of the Five-Year Agreement, after giving effect to this Amendment, are true and correct in all material respects with the same effect as if made on the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

                  (b) The Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and to perform its obligations under the Five-Year Agreement, as amended and waived by this Amendment.

                  (c) This Amendment has been duly executed and delivered by the Borrower. The Five-Year Agreement, as amended and waived by this Amendment, constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

                  (d) As of the Amendment Effective Date, no Event of Default or Default has occurred and is continuing.

                  SECTION 9. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written (the "Amendment Effective Date") on the date of the satisfaction in full of the following conditions precedent:

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                  (a) The Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower, Janus Capital Management LLC, the Agent and the Required Lenders under the Five-Year Agreement.

                  (b) All legal matters incident to this Amendment shall be satisfactory to the Required Lenders, the Agent and Cravath, Swaine & Moore LLP, counsel for the Agent.

                  (c) The Agent shall have received such other documents, instruments and certificates as it or its counsel shall reasonably request.

                  SECTION 10. Five-Year Agreement. Except as specifically stated herein, the Five-Year Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement," "herein," "hereunder," "hereto," "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Five-Year Agreement as modified hereby.

                  SECTION 11. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 13. Expenses. The Borrower agrees to reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Agent.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective authorized officers as of the date first above written.


                                    JANUS CAPITAL GROUP INC.,

                                      by:  /s/ Loren M. Starr
                                         --------------------------------------
                                         Name: Loren M. Starr
                                         Title: SVP, CFO


                                    JANUS CAPITAL MANAGEMENT LLC, as Guarantor,

                                      by:  /s/ Gregory Frost
                                         --------------------------------------
                                         Name: Gregory Frost
                                         Title: VP and Controller


                                    CITIBANK, N.A., individually and as
                                    Administrative Agent and as Swingline
                                    Lender,

                                      by:  /s/ Matthew Nichols
                                         --------------------------------------
                                         Name: Matthew Nichols
                                         Title: Director

                                    WELLS FARGO BANK, N.A., as successor in
                                    interest to WELLS FARGO BANK WEST, N.A.,

                                      by: /s/ Randall Schmidt
                                         --------------------------------------
                                         Name: Randall Schmidt
                                         Title: Vice President

                                    JPMORGAN CHASE BANK, individually and as Syndication Agent,

                                      by: /s/ Marybeth Mullen
                                         --------------------------------------
                                         Name: Marybeth Mullen
                                         Title: Vice President

                                    BANK OF AMERICA, N.A.,

                                      by: /s/ Patrick Gally
                                         --------------------------------------
                                         Name: Patrick Gally
                                         Title: Vice President

                                    THE GOVERNOR AND COMPANY OF THE BANK OF
                                    IRELAND,

                                      by:
                                         --------------------------------------
                                         Name:
                                         Title:

                                      by:
                                         --------------------------------------
                                         Name:
                                         Title:

                                    THE BANK OF NEW YORK,

                                      by:
                                         --------------------------------------
                                         Name:
                                         Title:

                                    CREDIT SUISSE FIRST BOSTON,

                                      by: /s/ Jay Chall
                                         --------------------------------------
                                         Name: Jay Chall
                                         Title: Director

                                      by: /s/ Cassandra Droogan
                                         --------------------------------------
                                         Name: Cassandra Droogan
                                         Title: Associate

                                    U.S. BANK NATIONAL ASSOCIATION,

                                      by:
                                         --------------------------------------
                                         Name:
                                         Title:


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                                    FLEET NATIONAL BANK,

                                      by:
                                         --------------------------------------
                                         Name:
                                         Title:

                                    HSBC,

                                      by: /s/ Scott H. Buitekant
                                         --------------------------------------
                                         Name: Scott H. Buitekant
                                         Title: First VP

                                    THE ROYAL BANK OF SCOTLAND plc,

                                      by:
                                         --------------------------------------
                                         Name:
                                         Title:

                                    STATE STREET BANK AND TRUST COMPANY,

                                      by: /s/ John A. Stankard
                                         --------------------------------------
                                         Name: John A. Stankard
                                         Title: Vice President

                                    UMB, N.A.,

                                      by: /s/ Douglas F. Page
                                         --------------------------------------
                                         Name: Douglas F. Page
                                         Title: Executive Vice President